Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 15, 2002
                                                  -----------------


                          MEASUREMENT SPECIALTIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         New Jersey                  001-11906                 22-2378738
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(State or Other Jurisdiction)  (Commission File Number)      (IRS Employer
     of Incorporation                                      Identification No.)


80  Little  Falls Road, Fairfield, New Jersey                     07004
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (973) 808-1819
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  5.  OTHER  EVENTS

     On February 15, 2002, Measurement Specialities, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

(c)  The  following  exhibit  is  filed  herewith:

EXHIBIT NO.         DESCRIPTION
----------          -----------

Exhibit 99.1        Press Release dated February 15, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEASUREMENT SPECIALTIES, INC.

Date:  February 15, 2002                By: /s/ Joseph R. Mallon, Jr.
                                            -----------------------------
                                            Joseph R. Mallon, Jr.
                                            Chairman and Chief Executive Officer


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